Exhibit 99.1

John b. Sanfilippo & son, inc. Fisher orchard valley harvest squirrel fy25 year end investor update nasdaq: jbss proprietary & confidential | john b. Sanfilippo & son, inc.

John b. Sanfilippo & son, inc. Forward-looking statements some of the statements in this presentation and any statements by management constitute “forward-looking statements” about john b. Sanfilippo & son, inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. Proprietary & confidential | john b. Sanfilippo & son, inc. 2.

John b. Sanfilippo & son, inc. Jbss | who we are 4th generation, family-managed company is the leading vertically-integrated processor & distributor of nuts in the united states with consistent and profitable growth complete portfolio including ingredient & snack nuts, trail mixes, snack bars & confection producing branded & private label products for retail & foodservice channels 1,800+ employees $1.1 billion sales 82% consumer channel distribution @ 200+ retailers nationwide private brand supplier for top retailers source: jbss form 10-k our mission we’re nuts about creating real food that brings joy, nourishes people & protects the planet 3.

John b. Sanfilippo & son, inc. Jbss | where we are 5 manufacturing locations 2.6 million square feet production & warehouse space 942 million pounds produced annually lakeville, mn gustine, ca huntley, il elgin, il bainbridge, ga selma, tx proprietary & confidential | john b. Sanfilippo & son, inc. 4.

JOHN B. SANFILIPPO & SON, INC.

JBSS | Capabilities & Expertise

Nut & Trail Capabilities

75+ processing lines including panning, enrobing & nut butters

40+ packaging lines

6 packaging formats



Snack Bar Capabilities

9 processing lines
- ✓ Extruded
- ✓ Co-Extruded
- ✓ Cold Form

3 packaging formats



Category & Consumer Insights

- ✓ Consumer targets
- ✓ Need States
- ✓ Category Management
- ✓ Pricing Studies



Cashews skew a little more responsive and Almonds less, but outside of a few outliers, base elasticities in Food have similar moderate elasticity. Promo response is low with only a few elastic PPGs

Product	Food Base	Food Promo	Walmart Base	Target Base
FISHER PNT 14.0Z	-2.11	-2.11	-0.37	
PLNTR PNT 16.0Z	-1.50	-1.89	-1.19	-1.61
PL PNT 14-17Z	-1.36	-1.33	-0.52	-0.57
FISHER OVEN RSTD NVR FRD DLX MXNT 24.0Z	-1.37	-0.75	-0.77	
PLNTR REG MXNT 4.1-12Z	-2.15	-2.18	-1.58	-0.78
PLNTR DLX MXNT 12.1-24Z	-1.39	-0.49	-1.67	-1.70
PL REG MXNT 8-11Z	-1.04	-0.70		-0.59
PLNTR CSHW WHL 12.1-24Z	-1.55	-1.08	-1.29	-1.60
PLNTR CSHW HLV/PC 4.1-12Z	-1.87	-2.37	-1.05	
PL CSHW WHL 8-11Z	-1.53	-0.84	-1.69	-1.76
PL CSHW WHL 15-19Z	-1.17	-1.00	-2.51	-0.30
BL DMND ALMD 12-20Z	-1.00	-2.01	-0.92	-0.88
BL DMND ALMD 6.0Z	-1.30	-1.81	-0.86	-0.71
PL ALMD 8-11Z	-0.84	-0.64	-0.46	-0.85

-2.0 -1.7 -1.0 -0.5

Highly Elastic | Elastic | Moderately Elastic | Inelastic | Highly Inelastic

Procurement & Product Development

Commodity expertise with average 25+ years experience

625+ unique ingredients, flavors & seasonings

7 degreed food scientists

Source: JBSS ERP data.

Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 5

JOHN B. SANFILIPPO & SON, INC.

We are *THE* Nut Experts

- ✓ Full portfolio of nut types
- ✓ Variety of value-added products
- ✓ Compliment of snack/nutrition bars, dried fruit, and other snack products
- ✓ Customized, unique product formulas

Sales by Product Type
% of Gross Sales


16.4%
9.4%
17.6%
4.9%
7.2%
24.2%
14.0%
6.3%
PEANUTS & PEANUT BUTTER
PECANS
CASHEWS & MIXED NUTS
WALNUTS
ALMONDS
TRAIL & SNACK MIXES
SNACK/NUTRITION BARS
OTHER

Source: JBSS Form 10-K.

Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 6

John b. Sanfilippo & son, inc. Strong financial performance pounds sold1 in millions 253.5 +3.5% cagr 358.3 fy15 fy25 margins2 +2.1% cagr gross profit operating income +2.8% cagr 14.9% 18.4% 5.8% 7.7% fy15 fy25 diluted eps2 $2.61 $5.03 +6.8% cagr fy15 fy25 avg daily stock price $38.94 $81.99 +7.7% cagr fy15 fy25 source: 1jbss sales data; 2jbss form 10-k proprietary & confidential | john b. Sanfilippo & son, inc. 7.

John b. Sanfilippo & son, inc. Ebitda trends ebitda1 in $ thousands $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 fy15 fy16 fy17 fy18 fy19 fy20 fy21 fy22 fy23 fy24 fy25 ebitda per pound sold2 in pennies per pound $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 fy15 fy16 fy17 fy18 fy19 fy20 fy21 fy22 fy23 fy24 fy25 ebitda is a non-gaap measure. See appendix slide entitled “reconciliation of net income to ebitda” for reconciliation to gaap measure. Ebitda consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. Ebitda is not a measurement of financial performance under accounting principles generally accepted in the united states of america ("gaap") and does not represent cash flow from operations. Ebitda is presented solely as a supplemental disclosure because management believes that it is important in evaluating jbss's financial performance and market valuation. In conformity with regulation g, a reconciliation of ebitda to the most directly comparable financial measures calculated and presented in accordance with gaap is presented in the appendix. Source: 1jbss form 10-k; 2jbss sales data. Proprietary & confidential | john b. Sanfilippo & son, inc. 8.

John b. Sanfilippo & son, inc. Returning cash to shareholders and investing in the future dividends paid by calendar year *yield based on average daily closing stock price over one year period. Calendar 2025 average daily closing price through 8/12/2025. $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $2.00 $5.00 $2.00 $2.00 $4.40 $2.85 $4.80 $2.50 $2.70 $2.25 $0.60 4.1% 8.8% 3.9% 3.8% 6.1% 4.3% 6.3% 4.1% 3.5% 3.2% 2.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 1 2 3 4 5 6 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 regular dividend special dividend yield* capital expenditure history in millions - $10.0 $20.0 $30.0 $40.0 $50.0 $14.4 $15.0 $10.9 $13.2 $15.1 $15.0 $25.2 $17.8 $20.7 $28.3 $50.7 fy15 fy16 fy17 fy18 fy19 fy20 fy21 fy22 fy23 fy24 fy25 source: jbss form 10-k. Proprietary & confidential | john b. Sanfilippo & son, inc. 9.

John b. Sanfilippo & son, inc. Strong foundation for future success net working capital $150,205 $190,378 26.7% increase debt to equity 40.1% 20.3% 50% decrease fy15 fy25 fy15 fy25 debt to ebitda 1.49 0.67 fy15 fy25 55% decrease return on equity 12.1% 16.3% 35% increase fy15 fy25 source: jbss form-10k proprietary & confidential | john b. Sanfilippo & son, inc. 10.

John b. Sanfilippo & son, inc. Fy 2025 results proprietary & confidential | john b. Sanfilippo & son, inc. 11.

John b. Sanfilippo&son, inc. Net sales by distribution channel fy15 fy25 $887m total net sales 23% 13% 4% 60% $1.1b total net sales 10% 8% 82% consumer commercial ingredients contract packaging export source: jbss form 10-k. Proprietary & confidential | john b. Sanfilippo & son, inc. 12

John b. Sanfilippo&son, inc. Consumer channel $907m net sales key drivers private label growth e-commerce growth club growth +4% versus fy24 snack bars all brands ovh source: jbss form 10-k. Proprietary & confidential | john b. Sanfilippo & son, inc. 13

John b. Sanfilippo&son, inc. Commercial ingredients channel $109m net sales key drivers foodservice customers net sales +5.1% vs. Ly non-comm growth lost volume due to competitive pricing industrial customers net sales -29.6% vs. Ly aggressive pricing from competitors jbss business priorities -1% versus fy24 source: jbss form 10-k. Proprietary & confidential | john b. Sanfilippo & son, inc. 14

JOHN B. SANFILIPPO&SON, INC. Contract Manufacturing $91M Net Sales Key Drivers Increased contract with key customer on bulk granola New National Brand customer for nut mixes Nut +8% versus FY24 Source: JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 15

JOHN B. SANFILIPPO&SON, INC. Commodity Costs vs. Gross Margin % $8.00 $7.50 $7.00 $6.50 $6.00 $5.50 $5.00 $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $- Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Jun-23 Dec-23 Jun-24 Dec-24 Jun-25 24.0% 22.5% 21.0% 19.5% 18.0% 16.5% 15.0% 13.5% 12.0% 10.5% 9.0% 7.5% 6.0% 4.5% 3.0% 1.5% 0.0% rolling 4Q gm% cashews 320's almonds nps 25/27 pecans fcy. jr. mammoth 1/2's peanuts jumbo runners walnuts combo 1/2's & pcs. Source: JBSS Quarterly Market Survey of Vendors and Brokers; JBSS Form 10-K & 10-Q. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. Commodity Costs vs. Gross Margin % 16

JOHN B. SANFILIPPO&SON, INC. Retail Nut Category 5 Year Trends Category Dollar Sales1 in millions Category Pound Sales1 in millions $9,318 $9,401 $9,493 $9,287 $9,420 1,587 1,574 1,544 1,538 1,540 FY21 FY22 FY23 FY24 FY25 FY21 FY22 FY23 FY24 FY25 Price per Pound1 $5.87 $5.97 $6.15 $6.04 $6.12 FY21 FY22 FY23 FY24 FY25 Source: 1 Circana, Total Nuts, Seeds, & Trail Mix, Total US MULO+, FY21 year ending 7/04/2021 to FY25 Year ending 6/29/2025. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 17

JOHN B. SANFILIPPO&SON, INC. Bars Category 5 Year Trends Category Dollar Sales1 in millions Category Pound Sales1 in millions $7,061 $8,051 $8,901 $9,011 $9,411 1,133 1,214 1,200 1,168 1,186 FY21 FY22 FY23 FY24 FY25 FY21 FY22 FY23 FY24 FY25 Price per Pound1 $6.23 $6.63 $7.42 $7.72 $7.93 FY21 FY22 FY23 FY24 FY25 Source: 1 Circana, Snack Bars/Granola Bars/Clusters, Total US MULO+, FY21 year ending 7/04/2021 to FY25 year ending 6/29/2025. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 18

JOHN B. SANFILIPPO&SON, INC. FY 2025 In Review Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 19

JOHN B. SANFILIPPO&SON, INC. JBSS Mission & What Matters Most We’re nuts about creating real food that brings joy, nourishes people & protects the planet. EXPAND CONSUMER REACH Win new customers by entering new channels, launching differentiated products and investing in new businesses. CREATE VALUE WITH KEY CUSTOMERS Be the trusted partner by offering supply chain and category expertise, quality, food safety, flexibility, innovation and customer support. GROW JBSS BRANDS Utilize insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our partners. ACCOUNTABILITY ENGAGEMENT FOCUSED EXECUTION INTEGRITY CONSUMER INSIGHTS EXPERTISE INNOVATION SUPPLY CHAIN EXCELLENCE The Global Source for Nuts Proprietary & Confidential | John B. Sanfilippo & Son, Inc. JBSS Mission & What Matters Most 20

JOHN B. SANFILIPPO&SON, INC. FY25 Key Accomplishments Expand Consumer Reach Expanded further into Ecommerce and Club channels Expanded reach by partnering with major distributor serving hospitality, education and healthcare sectors Gained new bars business at nation’s largest grocer Create Value with Key Customers Launched new core nut & trail mix items at some of our largest, strategic customers Became exclusive supplier of new peanut butter item at a national quick-service chain Launched nut bars and chewy bars at some of our largest, strategic customers Grow JBSS Brands Prepared to launch two breakthrough platforms for OVH Won 3 Effie Awards for OVH creative campaigns Grew OVH +11% in dollar sales vs prior year1 Fisher Recipe holiday performance +3% vs. prior year2 Source: 1Circana, Total US MULO+, latest 52 weeks ending 6/15/2025; 2Circana, Total US MULO+, latest 13 weeks ending 12/29/2024. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 21

JOHN B. SANFILIPPO&SON, INC. fisher Fisher Recipe net sales & pounds declined due to lost distribution in Mass FY25 vs FY24 Dollar Net Sales1 0.9% Pound Sales1 0.1% Fisher Recipe Dollar Share Total US MULO2 13.0% 12.5% 12.0% 11.5% 11.0% 10.5% 11.6% 11.5% 12.8% 12.2% 11.6% $1,060 $1,040 $1,020 $1,000 $980 $960 $940 $920 FY21 FY22 FY23 FY24 FY25 Fisher Share Recipe Category Dollars ($MM) Fisher has a 42.6% ACV3 Supporting the brand with holiday content & influencer partnerships to drive trial All Commodity Volume (ACV) weighted distribution measures a product’s distribution weighted by store size. Source: 1JBSS Sales Data; 2Circana, Total US MULO+, fiscal years ending 7/04/2021, 7/03/2022, 7/02/2023, 7/01/2024, 6/29/2025; 3Circana, Total US MULO+, ACV weighted, fiscal year ending 6/29/2025. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 22

JOHN B. SANFILIPPO&SON, INC. O V H ORCHARD VALLEY HARVEST After exiting a non-strategic customer, OVH grew net sales & pounds through distribution in new channels with updated packaging & new products FY25 vs. FY24 Excluding Specialty Retailer Dollar Net Sales1 11.3% Pound Sales1 2.9% OVH Dollar Share Total US MULO2 1.80% 1.60% 1.40% 1.20% 1.20% 0.80% 0.60% 0.40% 0.20% 0.00% 1.66% 1.52% 1.42% 1.35% 1.50% $2.7 $2.5 $2.3 $2.1 $1.9 $1.7 $1.5 FY21 FY22 FY23 FY24 FY25 OVH Dollar Share Produce Category Dollars ($B) OVH has a 46.7% ACV3 Growth coming from New Channels O V H SPELLS GOOD! Updated Packaging New Products All Commodity Volume (ACV) weighted distribution measures a product’s distribution weighted by store size. Source: 1JBSS Sales Data; 2Circana, Total US MULO+, fiscal years ending 7/04/2021, 7/03/2022, 7/02/2023, 7/01/2024, 6/29/2025, 6/16/2024; 3Circana, Total US MULO+, ACV weighted, fiscal year ending 6/29/2025. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 23

JOHN B. SANFILIPPO&SON, INC. In FY25, Private Label makes up 83% of Total JBSS Net Sales Net Sales-Consumer Channel JBSS Brands vs. Private Label 17% Branded 83% Private Label Net Sales-Consumer Channel JBSS Brands All Other Brands 12% 67% 21% fisher fisher nuts O V H ORCHARD VALLY HARVEST Source: JBSS Sales Data. Does not include Fisher Foodservice, bulk or peanut butter. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 24

John b. Sanfilippo & son, inc. JBSS consumer private label Nut & Trail business has rebounded in FY25, following the Category trend Total Category Snack Nut & Trail Mix1 LB volume consumption in millions 0 1,520.0 1,530.0 1,540.0 1,550.0 1,560.0 1,570.0 1,580.0 1,590.0 1,600.0 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% -0.9% -1.9% -0.4% 0.2% 7.9% -3.8% -4.6% -1.7% FY21 FY22 FY23 FY24 FY25 Pounds Category % Chg JBSS Volume Chg2 Source: 1Circana, Total Nuts/Seeds/Trail Mix, Total US MULO+, FY21 year ending 7/04/2021 to FY25 year ending 6/29/2025; 2JBSS Sales Data. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 25.

John b. Sanfilippo & son, inc. JBSS consumer private label Bars business has grown through Mainstream Bars acquisition and Nutrition Bar innovation Total Private Label Bars1 LB volume consumption in millions 0 100.0 150.0 200.0 0. 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 12.2% 2.3% 12.0% 2.8% 27.0% FY21 FY22 FY23 FY24 FY25 Pounds Category % Chg JBSS Bars % Chg2 Source: 1Circana, Total Granola Bars/Snack Bars/Clusters, Total US MULO+, FY21 year ending 7/04/2021 to FY25 year ending 6/29/2025; 2JBSS Sales Data, FY24 volume includes three quarters of volume from Lakeville acquisition. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 26.

John b. Sanfilippo & son, inc. Long Term Strategy Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 27.

John b. Sanfilippo & son, inc. Our long-term strategy is based on the outlook for the categories in which JBSS plays GROWTH OUTLOOK to DEMOGRAPHICS Older Younger OPPORTUNITY TO GROW PL SHARE Limited Robust KEYS TO WIN Price-Focused + Consistent Supply Full Portfolio + Innovation + Capacity & Consistent Supply Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 28.

JOHN B. SANFILIPPO & SON, INC.

We will maintain Private Label Snack Nut & Trail leadership while driving Private Label share growth

PL Snack Nut & Trail leads the Category with lots of headspace for PL Bars growth

Private Label Snack Nut & Trail

Dollar Share[1]


55.3%
16.8%
11.7%
Snack Bars, Granola Bars, Clusters[1]
General Food[1]
PL Snack Nut & Trail[2]

Private Label Bars continues to grow with an ambition to reach the General Food average

Private Label Bars

Dollar Share[3]


9.8%
9.9%
10.4%
11.6%
11.7%
FY21
FY22
FY23
FY24
FY25

Source: [1]Circana, Total US MULO+ 52 WE 5/19/2024 to 6/29/2025; [2]Circana, Total US MULO+, 52 WE 6/29/2025; [3]Circana, Total US MULO+, fiscal years ending 7/04/2021, 7/03/2022, 7/02/2023, 7/01/2024, 6/29/2025.

Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 29

John b. Sanfilippo & son, inc. Expanding capacity & capabilities will accelerate JBSS bars growth via diversified customers and a robust innovation pipeline, especially in high-value Nutrition Bars Bars Category is $9.4B1 Category made up of four segments Mainstream 29% Kid Friendly 10% Nutrition 55% All Other 6% JBSS Bars Sales2 In millions +70% vs PY Nutrition & Kid Friendly Mainstream +24% vs PY Investment in 3 Bar lines to accelerate growth 2 high-speed lines increase capacity by 64M LBs Addition of Protein Bar capabilities Source: 1Circana, Total US MULO+, 52 WE 6/29/2025; 2JBSS Sales Data. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 30.

John b. Sanfilippo & son, inc. Our Long-Term Growth Pillars Accelerate Private Label Bars Growth Expand capacity Invest in category & consumer insights Innovate with high-quality products Maintain Core Private Label Nut & Trail Business Focus on strategic & growth customers Diversify into new channels, segments & retailers Selective Investments in Brands & Commercial Ingred to Drive Profitable Growth Expand distribution to new channels & retailers Launch differentiated products Optimize price/pack architecture Enabled By Corporate Responsibility Strategy Culture Transformation Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 31.

John b. Sanfilippo & son, inc. Appendix Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 32.

John b. Sanfilippo & son, inc. Reconciliation of Net Income to EBITDA (in $,000's) FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 NET INCOME (LOSS) 29,305 30,395 36,125 32,500 39,466 54,110 59,741 61,787 62,857 60,249 58,934 INTEREST EXPENSE 3,966 3,492 2,910 3,463 3,060 2,005 1,441 1,921 2,159 2,549 3,552 INCOME TAX EXPENSE 15,559 16,067 18,013 16,850 12,962 18,601 20,078 19,909 22,493 19,688 18,931 DEPRECIATION / AMORTIZATION 16,284 16,585 15,559 15,430 17,045 17,934 18,308 18,286 20,513 24,581 26,930 EBITDA $ 65,114 $ 66,539 $ 72,607 $ 68,243 $ 72,533 $ 92,650 $ 99,568 $ 101,903 $ 108,022 $ 107,067 $ 108,347 NET SALES 887,245 952,059 846,635 888,931 876,201 880,092 858,482 955,868 999,686 1,066,783 1,107,246 EBITDA MARGIN (% OF NET SALES) 7.3% 7.0% 8.6% 7.7% 8.3% 10.5% 11.6% 10.7% 10.8% 10.0% 9.8% POUNDS SOLD (000'S) 253,514 270,144 260,123 268,944 272,849 289,398 293,919 314,161 308,534 346,600 358,300 EBITDA PER POUND SOLD $ 0.257 $ 0.246 $ 0.279 $ 0.254 $ 0.266 $ 0.320 $ 0.339 $ 0.324 $ 0.350 $ 0.309 $ 0.302 Source: JBSS Form 10-K. JBSS Sales Data. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 33.